SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.____)

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/ /  Definitive Proxy Statement
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                                  I-TRAX, INC.
  -----------------------------------------------------------------------------
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


                                  I-TRAX, INC.
                          One Logan Square, Suite 2615
                               130 N. 18th Street
                             Philadelphia, PA 19103



                                                                April 30, 2001


Dear I-trax, Inc. Stockholders:

         You are cordially invited to the Annual Meeting of Stockholders to be held at 10:00 A.M. on May 21, 2001 at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.

         Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return your proxy. If you attend the meeting and would prefer to vote in person you may still do so.


                                          Very truly yours,

                                          /s/ FRANK A. MARTIN

                                          FRANK A. MARTIN
                                          Chairman and Chief Executive Officer

                                  I-TRAX, INC.

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 21, 2001

               --------------------------------------------------

To the Stockholders:

         The Annual Meeting of Stockholders of I-trax, Inc. will be held at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, at 10:00 A.M. on May 21, 2001 for the following purposes:

          (1)  To elect eight directors to serve one-year terms.

          (2)  To  approve  an  amendment  to  the  Company's   Certificate   of
               Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000.

          (3)  To adopt the Company's 2001 Equity Compensation Plan.

          (4) To ratify the selection by the Board of Directors of the firm of PricewaterhouseCoopers, LLP as independent auditors for 2001.

          (5) To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

         Stockholders of record as of the close of business on April 26, 2001 are entitled to notice of and to vote at the meeting.

         Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.


                                        By Order of the Board of Directors,

                                        /s/ GARY REISS

                                        GARY REISS
                                        Chief Operating Officer and Secretary

Philadelphia, PA
April 30, 2001

                                  I-TRAX, INC.
                          One Logan Square, Suite 2615
                               130 N. 18th Street
                             Philadelphia, PA 19103

                      -------------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                      -------------------------------------

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of I-trax, Inc., a Delaware corporation ("I-trax" or the "Company"), for the Annual Meeting of Stockholders of I-trax to be held at 10:00 A.M. on May 21, 2001, at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103, and any adjournments or postponements of such meeting. These proxy materials were first mailed to stockholders on or about April 30, 2001. The address of the principal executive office of I-trax is One Logan Square, Suite 2615, 130 N. 18th Street, Philadelphia, Pennsylvania 19103. Sending a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person. Every stockholder has the power to revoke his or her proxy at any time before it is voted. The proxy, before it is exercised at the meeting, may be revoked by filing with the Secretary of the Company a notice in writing revoking it, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Explanatory Note

     On February 5, 2001, I-trax and I-trax Health Management Solutions, Inc. (formerly known as I-Trax.com, Inc.) completed a holding company reorganization. The holding company reorganization was accomplished through a merger under Delaware law. At the effective time of the reorganization, all of the stockholders of I-trax Health Management Solutions became the stockholders of I-trax and I-trax Health Management Solutions became a subsidiary of I-trax. The holding company reorganization was described in greater detail in I-trax's registration statement on Form S-4 (Registration Number 333-48862). Effective February 5, 2001, all outstanding shares of I-trax Health Management Solutions were converted into shares of I-trax, in a non-taxable transaction. I-trax Health Management Solutions no longer files reports with the Securities and Exchange Commission, and the price for its common stock is no longer quoted on the Over-the-Counter Bulletin Board; however, I-trax does file reports with the Securities and Exchange Commission, and the price for its common stock is quoted on the Over-the-Counter Bulletin Board under the symbol "IMTX". The shares of
I-trax are represented by the same stock certificates that previously represented shares of I-trax Health Management Solutions prior to the holding company reorganization.

Stockholders Entitled to Vote

     The close of business of April 26, 2001 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 23,705,584 outstanding shares of the common stock, $.001 par value (the "Common Stock"), of I-trax.

Quorum Required

     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular issue constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

     Proposal 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The eight (8) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

     Proposal 2. Approval of the proposal to amend the Company's Certificate of Incorporation requires the affirmative vote of holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

     Proposal 3. Adoption of Company's 2001 Equity Compensation Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of voting on the proposal.

     Proposal 4. Ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.


Proxies

     A form of proxy is enclosed. All properly executed proxies received by the Board of Directors, and not revoked, will be voted as indicated in accordance with the instructions thereon. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the directors as described herein; in favor of the proposal to amend the Company's Certificate of Incorporation; in favor of the adoption of the 2001 Equity Compensation Plan; in favor of the ratification of the selection of the independent auditors; and in the discretion of the proxy holders, on such other matters as may properly come before the meeting.

Solicitation of Proxies

     The entire cost of soliciting proxies will be borne by I-trax. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of Common Stock, and the Company may reimburse such persons or institutions for expenses incurred in connection with any such distribution. Proxies may be solicited in person or by telephone, facsimile, e-mail, telegraph or other means by directors, officers or employees of I-trax, none of whom will receive additional compensation therefor.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight directors. All eight directors are to be elected at the Annual Meeting to serve until the 2002 Annual Meeting. The Company's nominees for election as directors are David R. Bock, Philip D. Green, Michael M.E. Johns, M.D., Craig Jones, M.D., Hans C. Kastensmith, Frank A. Martin, John R. Palumbo and William S. Wheeler, each of whom currently serves on the Board.

     The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy, or, in lieu thereof, the Board of Directors may reduce the number of directors. As of the date of this Proxy Statement, the Company is not aware of any nominee who is unable or unwilling to serve as a director.

         The following table lists the name and age, as of April 10, 2001, of each of the eight nominees to serve as directors of the Company.

Name                            Age         Position

Frank A. Martin                  50         Chairman, Chief Executive Officer,
                                              President, Treasurer and Director
Hans C. Kastensmith              41         Vice-Chairman, Founder and
                                              Director
Craig Jones, M.D.                43         Director
David R. Bock                    58         Director
William S. Wheeler               45         Director
Philip D. Green                  51         Director
John R. Palumbo                  51         Director
Michael M.E. Johns, M.D.         59         Director

     Frank A. Martin has been a director, Chairman and Chief Executive Officer of I-trax since September 2000. Mr. Martin has been a director of I-trax Health Management Solutions since 1996. Mr. Martin founded, and has been a Managing Director of, the Nantucket Group, LLC, a health care venture capital firm specializing in investing in early stage health care service and technology companies since December 1998. He is currently also on the Board of Directors of ReCall Services, Inc. Mr. Martin served as the Chief Executive Officer and Director of EduNeering, Inc. from April 1999 to April 2000. In November 1992, Mr. Martin founded Physician Dispensing Systems, Inc. ("PDS"), a health care information technology company that developed pharmaceutical software for physicians' offices. Mr. Martin assisted in the sale of PDS to Allscripts, Inc. in December 1996 and joined its Board of Directors on which he served until 1998.

     Hans C. Kastensmith has been a director of I-trax since February 2001 and Vice-Chairman of I-trax since March 2001. Mr. Kastensmith was a director of I-trax Health Management Solutions from September 1999 to February 2001. Mr. Kastensmith founded Member-Link Systems, Inc., I-trax's predecessor, in 1992 and served as its Chief Executive Officer until it merged with I-trax Health Management Solutions in 1999. Mr. Kastensmith is responsible for developing the Company's Medicive(TM) Medical Enterprise Data System, playing an active role in the design of the Medical Enterprise Data System and its various graphic user interfaces and application modules. He has personally built the Company's present customer base.

     Craig A. Jones, M.D., has been a director of I-trax since February 2001. Dr. Jones was a director of I-trax Health Management Solutions from January 2000 to February 2001. Dr. Jones is currently Director of the Division of Allergy & Immunology and the Allergy & Immunology Residency Training Program at the Los Angeles County and University of Southern California Medical Center and an Assistant Professor of Pediatrics at the University of Southern California School of Medicine. Since November 1996, Dr. Jones has served as Director of the Breathmobile Mobile Asthma Clinic Program, a program that he developed. The Company's AsthmaWatch(R) system is currently installed and in use in the Breathmobile. Based on the clinical impact, the program is serving as a model for community based preventive healthcare and disease management. From January 1997 to December 1997, Dr. Jones served as President of the Los Angeles Society of Asthma, Allergy & Immunology. Because of this position, Dr. Jones is widely respected for his clinical, educational, and managerial commitment to this public health problem. Currently, he is designing and implementing a program for the Los Angeles County Department of Health Services, which integrates clinical operations and patient flow in three Breathmobiles serving more than sixty school sites, County Comprehensive Health Centers, and Pediatric Services at the LAC+USC Medical Center.

     David R. Bock has been a director of I-trax since February 2001. Mr. Bock was a director of I-trax Health Management Solutions from February 2000 to February 2001. Mr. Bock has been the Executive Vice President and Chief Financial Officer of Pedestal, Inc., an Internet-based company providing information on the secondary mortgage marketplace, since January 2000. Prior to that, Mr. Bock was a managing partner in Federal City Capital Advisors, LLC ("FCCA"), an investment-banking firm located in Washington, D.C. Mr. Bock is also a Managing Director of the Nantucket Group, LLC. From 1992 to 1995, Mr. Bock was a Managing Director in the London corporate finance group of Lehman Brothers and was responsible for developing Lehman Brothers' investment banking business in a wide range of emerging markets, including India, Russia, Turkey and Central Europe. Mr. Bock also served in a variety of management positions at the World Bank, including as Chief of Staff for the Bank's worldwide lending operations. From 1995 to 1997, he was President of Maitland-Ruick & Company, a predecessor firm to FCCA. He was also a partner in a corporate finance boutique focused on the Mid-Atlantic region of the United States from 1979 to 1982, and an Associate with McKinsey & Company in London, Paris and Washington, D.C. from 1970 to 1974. Mr. Bock has extensive experience in economic policy, capital markets and corporate strategy across a wide range of sectors, including financial services, health care, real estate, energy and natural resources.

     William S. Wheeler has been a director of I-trax since February 2001. Mr. Wheeler was a director of I-trax Health Management Solutions from September 1999 to February 2001. Mr. Wheeler is also the Chairman of the Board of Director's Audit Committee. Mr. Wheeler has been the Chief Operating Officer and Chief Financial Officer of Net2Voice, a telecommunications company, since March 2001. Mr. Wheeler was a Vice President at Cable & Wireless USA from June 1989 until February 1999. During this period, Mr. Wheeler held the positions of Vice President and Controller, Senior Vice President, Finance and acting President of the Dial Internet Services division. While leading the Dial Internet Services division, Mr. Wheeler successfully transitioned 300,000 consumer and business dial Internet customers to Cable & Wireless USA from MCI as a result of Cable & Wireless' acquisition of MCI's Internet business. In this capacity, Mr. Wheeler had full responsibility for Marketing, Finance, a 500-seat Customer Service Center, and all Operational Support Systems (billing, registration, authentication, etc.). He developed a Marketing and Financial Plan to increase the customer base and improve profitability in a very short time frame and directed the launch of Cable & Wireless USA's first Consumer Internet Service (www.cwix.com). The business was sold to Prodigy Internet in 1999. In May 1999, Mr. Wheeler co-founded an Internet communications business that was launched in April 2000.

     Philip D. Green has been a director of I-trax since February 2001. Mr. Green was a director of I-trax Health Management Solutions from March 2000 to February 2001. Since July 2000, Mr. Green has been a partner of Akin, Gump, Strauss, Hauer & Feld, L.L.P., a leading international law firm. From its formation in 1989 until its merger with Akin Gump in July 2000, Mr. Green was the founding principal of the Washington, D.C. based law firm of Green, Stewart, Farber & Anderson, P.C. From 1978 through 1989, Mr. Green was a partner in the Washington, D.C. based law firm of Schwalb, Donnenfeld, Bray and Silbert, P.C. Mr. Green practices health care law and assists entities in corporate planning and transactions. Mr. Green represents a significant number of major teaching hospitals and integrated health care delivery systems. Mr. Green also represents a number of public and private for-profit health care companies. Mr. Green is currently a member of the Board of Directors of Allscripts Healthcare Solutions, Inc. and Imagyn Medical Technologies, Inc.

      John R. Palumbo has been a director of I-trax since February 2001. Mr. Palumbo was a director of I-trax Health Management Solutions from March 2000 to February 2001. Mr. Palumbo has been a Vice President of Siemens Medical Solutions Health Services, a provider of solutions and services for integrated health care, since July 2001. From 1996 until it was acquired by Siemens, Mr. Palumbo served as Area Vice President of Shared Medical Systems Corporation, a worldwide leader of health information solutions serving over 5,000 providers in the United States, Europe and the Pacific Rim. At Shared Medical Systems, Mr. Palumbo oversaw the start-up of the National Health Services division, which markets to and services the for-profit and not-for profit national health systems, such as Tenant, UHS, and Ascension, and in 1999 assumed additional responsibilities for the Western Operations division. From 1995 to 1996, Mr. Palumbo served as an Executive Vice President and Chief Operating Officer of Allscripts, Inc. From 1990 to 1995, Mr. Palumbo was the Executive Vice President of Healthworks Alliance, Inc., a company he founded specializing in point-of-care technology and reengineering services allowing physicians to process patients through the healthcare delivery system.

      Michael M. E. Johns, M.D., has been a director of I-trax since February 2001. Dr. Johns was a director of I-trax Health Management Solutions, Inc. from October 2000 to February 2001. Since 1996, Dr. Johns has served as an Executive Vice President for Health Affairs of Emory University, overseeing Emory University's widespread academic and clinical programs in health sciences. In this position, Dr. Johns leads strategic planning initiatives for both patient care and research. In addition, since 1996, Dr. Johns has served as the Chairman of the Board and Chief Executive Officer of Emory Healthcare, a comprehensive healthcare system in metropolitan Atlanta. Emory Healthcare includes two physician practices, three wholly owned hospitals and a jointly owned fourth hospital, as well as numerous affiliated hospitals in Atlanta and throughout Georgia. Dr. Johns also is Chairman of the Board of EHCA, LLC, a company overseen jointly by Emory Healthcare and HCA Corporation. Through EHCA, Emory is responsible for clinical performance improvement and quality assurance in six local hospitals and five surgery centers owned by HCA Corporation. From 1990 to 1996, Dr. Johns served as the Dean of the Johns Hopkins School of Medicine and Vice President for Medical Affairs at Johns Hopkins University. Under Dr. Johns' leadership, the medical school moved into first place among all medical schools in sponsored research, completely revamped its medical education curriculum and developed a technology transfer program considered a model of its kind.

     There are no family relationships among the directors and the executive officers.

Board of Directors Meetings and Committees

     The Board of Directors of I-trax Health Management Solutions held a total of eight meetings during 2000. Each director attended more than 75% of the meetings of the Board of Directors and any committee of which he is a member.

     The Board of Directors has a Compensation Committee and an Audit Committee.

     The Compensation Committee is primarily responsible for determining the compensation payable to the officers and key employees of the Company and to recommend to the Board additions, deletions and alterations with respect to the various employee benefit plans and other fringe benefits provided by the Company, except that no member of the Committee shall take part in any decision pertaining to his compensation or benefits in his capacity as a director of the Company. The Committee also is primarily responsible for administering the
Company's stock option plans, awarding stock options to key employees and non-employee directors of the Company and determining the terms and conditions on which the options are granted. The Committee, which currently consists of Dr. Jones and Mr. Bock, held no independent meetings during 2000. Rather, the members of the Committee participated in all Board meetings concerning compensation issues and had recommended a course of action to the Board of Directors.

     The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing and evaluating the Company's accounting principles and reporting practices. The Audit Committee is also responsible for monitoring the Company's system of internal accounting controls and has the responsibility and authority described in its charter, attached as Exhibit A hereto. This Committee, which currently consists of Messrs. Wheeler, as Chairman, Palumbo and Bock, held no meetings during 2000. The Committee held one meeting in 2001 to review the Company's 2000 financial statements. The members of the Audit Committee are independent, as defined by the National Association of Securities Dealers listing standards.

Compensation of Directors

     During 2000, directors of the Company did not receive any cash payments. Each director who was neither an employee nor stockholder of the Company received an option grant of 100,000 shares. Each director is also reimbursed for out-of-pocket expenses incurred in connection with attending meetings and other services as a director.

RECOMMENDATION OF THE BOARD OF DIRECTORS

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.


                                 PROPOSAL NO. 2
       AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE
                                AUTHORIZED SHARES

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares. Accordingly, the Board of Directors has unanimously approved the proposed Certificate of Amendment to the Certificate of Incorporation of the Company, in the form attached hereto as Exhibit B (the "Certificate of Amendment"), and hereby solicits the approval of the Company's stockholders of the Certificate of Amendment. If the stockholders approve the Certificate of Amendment, the Board of Directors currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. If the stockholders do not approve the Certificate of Amendment, the existing Certificate of Incorporation will continue in effect.

     The Company currently has 50,000,000 authorized shares of Common Stock, of which 23,705,584 were outstanding as of April 26, 2001. In addition, the Company has reserved up to approximately 4,500,000 shares of Common Stock for issuance upon the exercise of outstanding warrants and convertible promissory notes based on conversion and exercise prices currently in effect, 3,000,000 shares of Common Stock for issuance pursuant to the Company's 2000 Equity Compensation Plan and 5,000,000 shares of Common Stock for issuance pursuant to the Company's 2001 Equity Compensation Plan, provided that the 2001 Equity Compensation Plan is approved at the Annual Meeting.

     The objective of the increase in the authorized number of shares of Common Stock is to ensure that the Company has sufficient shares available for future issuances. The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to provide a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies.

     While the Company will continue to evaluate potential acquisitions of or investments with third parties, the Company has no current legally binding agreements to issue any portion of the additional authorized shares that would result from the proposed amendment to the Company's Certificate of Incorporation.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation

     If the stockholders approve the proposed Certificate of Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.


                                 PROPOSAL NO. 3
                ADOPT THE COMPANY'S 2001 EQUITY COMPENSATION PLAN

     The Company is asking stockholders to adopt the Company's 2001 Equity Compensation Plan (the "Plan") as a successor to its 2000 Equity Compensation Plan. The Plan will provide a means whereby eligible individuals may be given an opportunity to acquire shares of Common Stock and to benefit from increases in value of the Common Stock. On March 20, 2001, the Board of Directors adopted the Plan and authorized submission of the Plan to the Company's stockholders for approval. The Board of Directors amended the plan on April 10, 2001.

     The Board of Directors believes that equity awards under the Plan will play an important role in the Company's efforts to attract, employ and retain employees, directors and consultants of outstanding ability.

     The principal terms and provisions of the Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Plan. The Company will furnish a copy of the Plan to any stockholder upon written request to the Secretary of the Company at its executive offices in Philadelphia, Pennsylvania.

     Structure. Four separate types of equity compensation may be issued under the Plan. First, stock options may be granted to eligible individuals under the Plan. Stock options give optionees the right to purchase shares of Common Stock at an exercise price determined at the time the option is granted. Second, a salary investment option grant program may be implemented under the Plan. The salary investment option grant program permits eligible employees to reduce their salary voluntarily as payment of two-thirds of the fair market value of the underlying stock subject to the option, with the remaining one-third of the fair market value payable as the exercise price for the option. Third, direct issuances of stock may be made to eligible persons under the Plan. Persons receiving direct issuances of restricted stock may purchase shares of Common Stock at a price less than, equal to or greater than the fair market value of the Common Stock or may receive such shares of Common Stock for past services rendered or as a bonus for the performance of services. In addition, if specifically implemented, the Plan permits non-employee members of the Board of Directors to automatically receive options to purchase shares of Common Stock at periodic intervals.

     Administration. The Compensation Committee, which is comprised of two (2) outside members of the Board of Directors, administers the Plan. Committee members serve for such period of time as the Board of Directors may determine. The Plan may also be administered, with respect to optionees who are not executive officers subject to the short-swing profit rules of the federal securities laws, by the Board of Directors or a secondary committee comprised of one or more members of the Board of Directors. The Compensation Committee (or Board of Directors or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the
Plan) to determine the eligible individuals who are to receive awards under the Plan, the number of shares to be covered by each granted option or other award, the date or dates on which the option is to become exercisable or the award is to vest, the maximum term for which the option or award is to remain outstanding, whether the granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant or award.

     Eligibility. Employees (including officers), outside directors and consultants who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the Plan. However, only employees are eligible to receive incentive stock options.

     As of April 10, 2001, approximately 51 employees and other persons were eligible to participate in the Plan.

     Securities Subject to the Plan. The number of shares of Common Stock that may be currently issued under the Plan shall not exceed 5,000,000. The number of available shares subject to the Plan is increased automatically on the first day of each calendar year beginning with the year 2002 by an amount equal to the lesser of (i) three percent (3%) of the shares of Common Stock then outstanding and (ii) 1,000,000 shares.

     No one person participating in the Plan may receive options for more than 400,000 shares of Common Stock per calendar year.

     Should an option or award under the Plan expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award be repurchased by the Company for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the Plan.

Option Grants

     Price and Exercisability. The option exercise price per share in the case of an incentive stock option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, may be less than, equal to or greater than the fair market value of the Common Stock on the grant date. Options become exercisable at such time or times and during such period as the Committee may determine and set forth in the instrument evidencing the option grant.

     The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Compensation Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee or (b) permitting the optionee to pay the exercise price in installments over a period of years. The Compensation Committee in its sole discretion will establish the terms and conditions of any such loan or installment payment. The Compensation Committee has the discretionary authority to cancel outstanding options and to substitute options with an exercise price based on the fair market value of the option shares on the regrant date.

     No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. An incentive stock option is not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime only the optionee may exercise the option. A non-statutory stock option may be assigned in circumstances approved in advance by the Compensation Committee.

     Termination  of  Service.  Any option  held by the  optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from termination date. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Compensation Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Compensation Committee may grant options that are exercisable for unvested shares. The shares of Common Stock acquired upon the exercise of such options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any unvested shares.

     Incentive Stock Options. Incentive stock options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

Salary Investment Option Grant Program

     The Compensation Committee may permit certain employees to participate in the salary investment option grant program for one or more calendar years. Each selected individual who elects to participate in the salary investment option grant program must, prior to the start of each calendar year of participation, file with the Compensation Committee an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than $5,000 nor more than $50,000. Each individual who makes this election shall be granted an option under the salary investment grant program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

     The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the fair market value of the Common Stock on the grant date. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the stock option grant program. The number of shares of Common Stock subject to the option shall be determined by dividing (a) the dollar amount of the approved reduction in the optionee's base salary for the calendar year by (b) the product of the fair market value per share of Common Stock on the option grant date and sixty-six and two-thirds percent (66-2/3%). An option becomes exercisable in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

Stock Issuance Program

     Stock may be sold at a price per share less than, equal to or greater than the fair market value of the Common Stock on the date of issuance, payable in cash or through a promissory note payable to the Company. Shares may also be issued as consideration for past services or as a performance bonus.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Compensation Committee will, however, have the discretionary authority at any time to accelerate the vesting of any or all unvested shares outstanding under the Plan.

General Provisions

     Acceleration of Options. The Compensation Committee (or Board of Directors to the extent acting as plan administrator), shall have full authority to determine which, if any, outstanding option or award under the Plan will become fully exercisable upon a "Change in Control" (as defined below). The Board of Directors may also provide that such option or award is to be assumed by the successor corporation (or parent) or to be replaced with a comparable option or award to purchase shares of the capital stock of the successor corporation (or parent).

     A "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

                  (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than persons who are stockholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder and a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

                  (b)  The   stockholders   of  the  Company   approve  (or,  if
stockholder approval is not required, the Board of Directors approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, or (iii) a liquidation or dissolution of the Company.

     Valuation. For purposes of establishing the option price and for all other valuation purposes under the Plan, the fair market value of a share of Common Stock, if the Common Stock is publicly traded, shall be determined as follows:
(x) if the principal trading market for the Common Stock is the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported; or (y) if the Common Stock is not principally traded on such exchange or market, the highest "bid" price of Common Stock on the relevant date, as reported by the Over-the-Counter Bulletin Board, the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Compensation Committee (or Board of Directors to the extent acting as plan administrator) determines. If the Common Stock is not publicly traded or, if publicly traded, the Compensation Committee (or Board of Directors to the extent acting as plan administrator) determines that the number of shares of the Common Stock traded on a given day, the last reported sale price thereof, or, if applicable, the highest "bid" quotation as set forth above are not indicative of the fair market value of the Common Stock, the fair market value per share shall be as determined by the Compensation Committee (or Board of Directors to the extent acting as plan administrator).

     Changes in Capitalization. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year,
(iv) the number and/or class of securities for which grants are subsequently to be made under the automatic option grant program to new and continuing non-employee Board members, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan.

     Each outstanding option or award that is assumed in connection with a Change in Control will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such Change in Control, to the optionee or participant had the option or award been exercised immediately prior to the Change in Control. Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the Plan on both an aggregate and a per-participant basis.

     Plan Amendments and Termination. The Board of Directors may amend or modify the Plan in any and all respects whatsoever. However, without the consent of the affected optionee or award holder, no such amendment or modification shall adversely affect the rights and obligations under then outstanding options or awards. The approval of the Company's stockholders will be obtained to the extent required by applicable law. The Board may, at any time and for any reason, terminate the Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Because the Plan is discretionary, benefits to be received by individual optionees are not determinable. The table below shows, as to each of the executive officers named in the Summary Compensation Table below and the various indicated groups, (i) the number of shares of Common Stock for which options have been granted under the Plan as of April 10, 2001 and (ii) the exercise price per share.

                                          2001 Equity Compensation Plan
                                                                             Number of Option
                            Name and Position                                     Shares            Exercise Price
---------------------------------------------------------------------------------------------------------------------
Frank A. Martin, Chairman, Chief Executive Officer and President                 350,000             $    0.55
Hans C. Kastensmith, Vice Chairman and Founder                                       -0-                   n/a
David C. McCormack, Chief Technology Officer                                         -0-                   n/a
Gary Reiss, Chief Operating Officer and Secretary                                350,000                  0.55
All current executive officers as a group                                      1,300,000                  0.55
All current directors who are not executive officers as a group                  350,000                  0.55
All employees, including current officers who are not executive
officers, as a group                                                             814,500                  0.55

Federal Income Tax Consequences of Options Granted Under the Plan

     Options granted under the Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as follows:

     Incentive Stock Options. The optionee recognizes no taxable income at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     Non-Statutory Options. An optionee recognizes no taxable income upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

         (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over
(B) the exercise price paid for the shares.

         (ii) The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

     Stock Issuances. The tax principles applicable to direct stock issuances under the Plan will be substantially the same as those summarized above for the receipt of stock upon the exercise of non-statutory option grants.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2001 EQUITY COMPENSATION PLAN

                                 PROPOSAL NO. 4
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Company is asking the stockholders to ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers, LLP.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

     Representatives of PricewaterhouseCoopers, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The Company engaged PricewaterhouseCoopers, LLP on November 2, 2000, pursuant to the authorization of the Board of Directors, to audit the Company's financial statements for the year ending December 31, 2000. Massella, Tomaro & Co., LLP, had audited the Company's prior year financial statements. The Company's decision to change auditors was due to the expansion of its business operations and the determination by the Board of Directors that the Company required an auditing firm with national operations.

     The change in auditors was not due to any discrepancies or disagreements between the Company and Massella, Tomaro & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on November 3, 2000 to report the resignation of Massella, Tomaro & Co., LLP., and the appointment of PricewaterhouseCoopers, LLP.

     During 2000, the Company retained PricewaterhouseCoopers, LLP to provide services in the following categories and amounts:

       1.  Audit Fees                                                $37,000
       2.  Fnancial Information Systems Design and Implementation        -0-
       3.  All Other Fees                                            33,0000

The Audit Committee has considered the above non-audit services and has determined that the provision thereof is compatible with maintaining auditor independence.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS, LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of April 10, 2001, the number of shares and percentage of the Company's Common Stock beneficially owned by (i) each person who is known by the Company to own beneficially five percent (5%) or more of the Company's outstanding Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table below, and (iii) all executive officers and directors of the Company as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty
(60) days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To the Company's knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                       Shares Beneficially Owned
                                                        as of April 10, 2001(1)
              Beneficial Owner*                Number of Shares          Percent of Class
---------------------------------------------------------------------------------------
Hans C. Kastensmith                                3,399,534                     14.3%
Frank A. Martin (2)(3)                             4,496,703                     18.6%
Gary Reiss (4)                                       955,500                      3.9%
David C. McCormack                                   782,680                      3.3%
Nantucket Healthcare Ventures I, L.P. (2)          2,149,203                      9.1%
Stuart Ditchek, M.D.                               1,995,131                      8.4%
David A. Fishman                                   2,079,581                      8.8%
Greta Shamy (5)                                    1,633,349                      6.8%
Joseph E. Shamy (6)                                1,365,349                      5.7%
Donald Anthony Walker Young (7)                    1,500,000                      5.9%
Albert S. Waxman, Ph.D. (8)                        1,500,254                      5.9%
David R. Bock (2)(9)                               2,649,203                     11.2%
Philip D. Green (10)                                 130,000                        **
Michael M.E. Johns, M.D.                                  --                        --
Craig Jones, M.D.                                    130,000                        **
John R. Palumbo (11)                                  75,000                        **
William S. Wheeler                                    50,000                        **
All executive officers and directors as a         11,094,585                     44.0%
group (14 persons) (12)

* These beneficial owners can be reached at I-trax, Inc., One Logan Square, Suite 2615, 130 N. 18th Street, Philadelphia, Pennsylvania 19103.

**   Less than 1% of the outstanding shares of Common Stock.

(1) With respect to each beneficial owner, the number of shares of Common Stock deemed outstanding includes shares issuable to such beneficial owner pursuant to stock options, warrants or other convertible securities that may be exercised or converted by such beneficial owner within sixty (60) days after April 10, 2001.

(2) Frank A. Martin and David R. Bock are members and Managing Directors of the Nantucket Group, LLC, the general partner of Nantucket Healthcare Ventures I, L.P.

(3) Includes 2,149,203 shares held by Nantucket Healthcare Ventures I, L.P., an affiliate of Mr. Martin. Also includes options exercisable for 50,000 shares of Common Stock, a promissory note convertible into 125,000 shares of Common Stock and a warrant exercisable for 250,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001. Excludes 68,800 shares of Common Stock held of record by immediate family members of Mr. Martin, as to which shares Mr. Martin disclaims beneficial ownership.


                                       13

(4) Includes options exercisable for 150,000 shares of Common Stock, a promissory note convertible into 125,000 shares of Common Stock and a warrant exercisable for 250,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001. Excludes 16,500 shares of Common Stock held of record by immediate family members of Mr. Reiss, as to which shares Mr. Reiss disclaims beneficial ownership.

(5) Includes 1,070,349 shares of Common Stock owned as a tenant in common with spouse. Includes promissory notes convertible into 85,000 shares of Common Stock and warrants exercisable for 170,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001 and in each case held as a tenant in common with spouse. Excludes 40,000 shares of Common Stock held of record by spouse, as to which shares Mrs. Shamy disclaims beneficial ownership.

(6) Includes 1,070,349 shares of Common Stock owned as a tenant in common with spouse. Includes promissory notes convertible into 85,000 shares of Common Stock and warrants exercisable for 170,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001 and in each case held as a tenant in common with spouse. Excludes 308,000 shares of Common Stock held of record by spouse, as to which shares Mr. Shamy disclaims beneficial ownership.

(7) Includes a promissory note convertible into 150,000 shares of Common Stock and a warrant exercisable for 300,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001, held by Mr. Young. Also includes a promissory note convertible into 350,000 shares of Common Stock and a warrant exercisable for 700,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001, held by Woodglen Group, L.P., an affiliate of Mr. Young.

(8) Includes a warrant exercisable for 901,113 shares of Common Stock within sixty (60) days of April 10, 2001, held by Psilos Group Partners, L.P. Also includes a warrant exercisable for 599,141 shares of Common Stock within sixty (60) days of April 10, 2001, held by JPMP/Psilos I-Trax, LLC. Dr. Waxman is a Senior Managing Member of Psilos Group Investors, LLC, which is the General Partner of Psilos Group Partners, L.P. and the Managing Member of JPMP/Psilos I-Trax, LLC.

(9) Includes 2,149,203 shares held by Nantucket Healthcare Ventures I, L.P., an affiliate of Mr. Bock.

(10) Includes options exercisable for 80,000 shares of Common Stock within sixty
     (60) days of April 10, 2001 held by Health Industry Investments, LLC, an affiliate of Mr. Green. Also includes options exercisable for 50,000 shares of Common Stock within sixty (60) days of April 10, 2001.

(11) Includes options exercisable for 50,000 shares of Common Stock within sixty
     (60) days of April 10, 2001.

(12) Includes 2,149,203 shares held by Nantucket Healthcare Ventures I, L.P., an affiliate of each of Messrs. Martin and Bock. Also includes options exercisable for 584,168 shares of Common Stock, promissory notes convertible into 300,000 shares of Common Stock and warrants exercisable for 600,000 shares of Common Stock, in each case within sixty (60) days of April 10, 2001.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The Company's executive officers and other key employees and their ages as of April 10, 2001 are as follows:

       Name                Age                       Position
--------------------------------------------------------------------------------
Frank A. Martin            50     Chairman, Chief Executive Officer, President
                                      and Director
Hans C. Kastensmith        41     Vice-Chairman, Founder and Director
Gary Reiss                 50     Chief Operating Officer and Secretary
David C. McCormack         31     Vice President and Chief Technology Officer
Michael O'Connell, M.D.    42     Chief Medical Officer
Alan D. Sakal              42     Senior Vice President, Sales
Anthony Tomaro, CPA        36     Chief Financial Officer
Stuart Ditchek, M.D.       40     Medical Director
Shikha Sethi, M.D.         29     Managing Director
Yuri Rozenfeld             32     General Counsel and Assistant Secretary

         Please see Proposal No. 1 above for biographical information of Messrs. Martin and Kastensmith.

         Gary Reiss has been the Chief Operating Officer of I-trax since February 2001 and of I-trax Health Management Solutions since March 2000. In this capacity, he oversees the daily operations of the Company. Mr. Reiss has over eight years of experience as the chief operating officer of health and medical information management companies. From November 1999 to March 2000, Mr. Reiss served as the Chief Operating Officer of EduNeering, Inc., an electronic knowledge management company, where his responsibilities included positioning the company as a web provider and portal. From 1995 to 1999, Mr. Reiss served as the Chief Operating Officer of Allscripts, Inc., where he was responsible for all operations. From 1992 to 1995, Mr. Reiss was an Executive Vice President and Chief Operating Officer of Physician Dispensing Systems, a company he founded with Mr. Martin and which was later acquired by Allscripts, Inc.

         David C. McCormack has been the Chief Technology Officer of I-trax since February 2001 and of I-trax Health Management Solutions since January 2000. Mr. McCormack was the Vice President of Engineering, of Member-Link from January 1999 until its merger with I-trax Health Management Solutions in December 1999. Mr. McCormack oversees all of the Company's software development efforts. He has developed and deployed systems in most major programming languages. From April 1997 until January 1999, Mr. McCormack served as a partner in a Virginia based consulting firm, where he oversaw all software developed by the firm: an inventory management system; an EDI transaction processing system; and an electronic document management system. Additionally, from January 1995 until April 1997, Mr. McCormack acted as a consultant to Lockheed Martin Mission Systems during its development of the Global Transportation Network (GTN) for the Air Force. His architectural guidance was instrumental in successfully fielding multi-terabyte distributed data warehouse that integrates millions of transportation related transactions daily. Mr. McCormack has worked for several large defense contractors. His responsibilities have included the design, development and integration of mission critical systems for the Army, Navy and Air Force. Mr. McCormack has a U.S. Government Top Secret clearance.

         Michael O'Connell, M.D., has been the Chief Medical Officer of I-trax since February 2001 and of I-trax Health Management Solutions since November 1999. In this role, he oversees development of the numerous I-trax software applications. He is responsible for intellectual content and successful compliance with current Center for Disease Control and other national immunization guidelines. Dr. O'Connell has served as the Assistant Chief of the Allergy-Immunology Department at Walter Reed Army Medical Center and as a Co-Consultant to the Army Surgeon General for Allergy & Immunizations since May 1997. He has been intimately involved in the development and deployment of the Company's immunization system at Walter Reed, providing the current immunization data, tables, and guideline/recommendations for AsthmaWatch(R). Dr. O'Connell has served as a United States Army Medical Officer since 1985.

         Alan D. Sakal has been the Senior Vice President, Sales of I-trax since February 2001 and of I-trax Health Management Solutions since April 2000. In this capacity he oversees all of the Company's sales initiatives. Mr. Sakal has over 17 years of experience in sales and related areas. From November 1999 to March 2000, Mr. Sakal served as the Vice President, Sales, of EduNeering, Inc., an electronic knowledge management company, where his responsibilities included overseeing all of EduNeering's sales initiatives. From 1997 to 1999, Mr. Sakal served as a Senior Sales Strategy Consultant of MDM Marketing. From 1992 to 1997, Mr. Sakal held several sales positions with Allscripts, Inc., including Vice President, Point of Care Sales.

         Anthony Tomaro, CPA has been the Chief Financial Officer of I-trax and I-trax Health Management Solutions since April 2001. Prior to joining I-trax, Mr. Tomaro was a partner in the New York certified public accounting firm of Massella, Tomaro & Co., LLP. He is a member of the American Institute of
Certified Public Accountants and New York State Society of Certified Public Accountants. Since 1994, Mr. Tomaro has served as a partner in accounting firms specializing in Securities and Exchange Commission accounting and auditing services along with domestic taxes and consulting services. Prior to 1994, he was a manager with a large regional accounting firm specializing in the real estate industry.

         Stuart H. Ditchek, M.D, FAAP, has been the Medical Director of I-trax and I-trax Health Management Solutions since February 2001, when I-trax acquired iSummit Partners, LLC (d/b/a MyFamilyMD(TM)). Dr. Ditcheck founded MyFamilyMD(TM)in 1999 and was its President and Chairman. Dr. Ditchek has been in private practice in New York since 1986 and is the senior founding partner of Integrative Pediatric Associates of New York, a multi-physician group practice with over 7,000 patients in the New York City area. Dr. Ditchek is also an Associate Professor of Pediatrics at the New York University School of Medicine. Dr. Ditchek is a board-certified pediatrician, a Diplomat of the American Board of Pediatrics, an active Fellow of the American Academy of Pediatrics and a member of the New York Pediatric Society. Dr. Ditchek is the Associate Director of the Division of Familial Dysautonomia at New York University.

         Shikha M. Sethi, M.D. has been the Managing Director of I-trax since February 2001. Dr. Sethi was the Executive Vice President, acting Chief Executive Officer and a co-founder of MyFamilyMD(TM) beginning in 1999. From 1993 to 1994, Dr. Sethi was a management consultant with American Practice Management (currently CSC Healthcare), where Dr. Sethi worked with leading academic and community hospitals on managed care strategy, mergers and acquisitions and clinical practice management.

         Yuri Rozenfeld has been the General Counsel and Assistant Secretary of I-trax since October 2000 and of I-trax Health Management Solutions since July 2000. From April 1997 to July 2000, Mr. Rozenfeld was an associate in the Business and Finance Group at Ballard Spahr Andrews & Ingersoll, LLP, where he represented small- and mid-cap public companies and venture capital funds in a broad range of corporate matters, including stock and asset acquisitions, mergers, venture capital investments, venture fund formations, partnership and limited liability company matters and securities law matters. From 1995 to April 1997, Mr. Rozenfeld was an associate specializing in product liability litigation with Riker, Danzig, Scherer, Hyland & Perretti LLP.

         The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the three other most highly compensated executive officers who were serving as such as of December 31, 2000 (collectively, the "Named Officers"), each of whose aggregate compensation for fiscal year 2000 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that fiscal year. Compensation for fiscal year 2000 was received by the applicable Named Officer from I-trax Health Management Solutions and for fiscal year 1999 from Member-Link.


                                                Summary Compensation Table

                                         Annual Compensation                          Long-Term Compensation
                                                                               Restricted  Number
                                                                                  Stock      of         LTIP       All
Name and Position               Year         Salary     Bonus       Other         Awards   Options     Payouts    Other
-------------------------------------------------------------------------------------------------------------------------
Frank A. Martin                2000        $146,063(1)  $ -0-     $ 4,500(2)        -0-    350,000     $  -0-    $  -0-
Chairman, Chief Executive      1999          25,000(3)    -0-         -0-           -0-        -0-        -0-       -0-
Officer and President


Hans C. Kastensmith            2000         149,910(1)    -0-         -0-           -0-        -0-        -0-       -0-
Vice-Chairman and Founder      1999         202,250(4)    -0-         -0-           -0-        -0-        -0-       -0-


David C. McCormack             2000         119,750(1)    -0-         -0-           -0-        -0-        -0-       -0-
Chief Technology Officer       1999         142,234(5)    -0-         -0-           -0-        -0-        -0-       -0-


Gary Reiss                     2000         134,965(1)    -0-       4,500(2)        -0-    700,000        -0-       -0-
Chief Operating Officer and    1999             -0-       -0-         -0-           -0-        -0-        -0-       -0-
Secretary


--------------------------------------

(1) Salary includes amounts deferred under the Company's 401(K) Plan. Salary also includes amount deferred pursuant to the Company's salary deferment program instituted by the Company in November 2000 to conserve cash. Amounts deferred pursuant to the Salary Deferment Program are as follows:
     Frank A. Martin, $29,166, Hans C. Kastensmith, $25,000, David C. McCormack, $20,834, and Gary Reiss, $29,166.

(2)  Represents an automobile and parking allowance.

(3) Salary includes receipt of 250,000 shares of Common Stock, valued at $0.10 per share, as payment for services.

(4) Salary includes receipt of 1,000,000 shares of Common Stock, valued at $0.125 per share, as payment for services.

(5) Salary includes receipt of 330,000 shares of Common Stock, valued at $0.125 per share, as payment for services.

         The following table contains information concerning the stock option grants made to each of the Named Officers for the fiscal year ended December 31, 2000. No stock appreciation rights were granted during such year.

                                           Option Grants in Last Fiscal Year

                                                    Percent of Total
                          Number of Securities     Options Granted to
                           Underlying Options     Employees in Fiscal       Exercise Price                Expiration
Name                             Granted                Year (1)          (Dollars per Share)                Date
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Frank A. Martin                 350,000                    9.9%                $  2.00                    12/28/10

Hans C. Kastensmith                 -0-                     -0-                    N/A                         N/A

David C. McCormack                  -0-                     -0-                    N/A                         N/A

Gary Reiss                      350,000                    9.9%                   1.00                     3/14/10
                                350,000                    9.9%                   2.00                    10/ 9/10

-----------------------------------------------

(1)  Based on an aggregate of 3,519,666 options granted in the fiscal year.

         The following table sets forth information concerning option exercises in fiscal year 2000 and option holdings as of December 31, 2000 with respect to each of the Named Officers. No stock appreciation rights were outstanding at the end of that year.

                           Aggregated Option Exercises in Last Fiscal Year and FY-End Option

                                                                         Number of Securities   Value of Unexercised
                                                                              Underlying        In-the-Money Options
                           Shares Acquired on                             Unexercised Options      at Year End (1)
Name                            Exercise             Value Realized           at Year End
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Frank A. Martin                    -0-                     -0-                350,000            $       -0-

Hans C. Kastensmith                -0-                     -0-                    -0-                    -0-

David C. McCormack                 -0-                     -0-                    -0-                    -0-

Gary Reiss                         -0-                     -0-                700,000                350,000

-----------------------------------

(1) Based on the fair market value of the Company's Common Stock at December 29, 2000 ($2 per share) less the exercise price payable for such shares.

             EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

         I-trax  Health   Management   Solutions  has  entered  into  employment
agreements with each of Frank A. Martin, Gary Reiss, Hans C. Kastensmith,  David
C. McCormack and Dr. Michael O'Connell.

Employment Contracts

         Frank A. Martin and Gary Reiss

         On December 29, 2000, I-trax Health Management Solutions entered into an employment agreement with each of Frank A. Martin, the Chief Executive Officer of I-trax and of I-trax Health Management Solutions and Gary Reiss, the Chief Operating Officer of I-trax and of I-trax Health Management Solutions. Each agreement is for an initial term of three years ending on December 28, 2003. Thereafter, each employment agreement extends automatically for successive periods of one year, unless the applicable executive officer elects not to renew the agreement. Each agreement provides for an annual base salary during the initial term of $175,000 and such bonuses and option grants as may be approved by the Company's Board of Directors or its Compensation Committee from time to time.

         The Company may terminate either Mr. Martin's or Mr. Reiss's employment with or without cause at any time. In addition, either Mr. Martin or Mr. Reiss may terminate his employment upon 90 days notice or upon shorter notice for good reason. Good reason includes the failure by the Company to continue the executive officer in his executive position, material diminution of the executive officer's responsibilities, duties or authority, assignment to the executive officer of duties inconsistent with his position or requiring the executive officer to be permanently based anywhere other than within 25 miles of Philadelphia, Pennsylvania.

         In the event either employment agreement is terminated without cause or for good reason the Company will pay the applicable executive officer severance, equal to one year's salary, payable over one year. In addition, in the event either employment agreement is terminated without cause or for good reason, the executive officer will remain subject to the non-competition restrictions described below only so long as he is receiving severance payments. Finally, one hundred percent (100%) of options granted to such executive officers shall accelerate and vest immediately.

         With the exception of the circumstances described above, each executive officer agreed not to compete against the Company for a period of one year following the expiration of the initial term or any renewal term, even if the actual employment is terminated prior to such expiration. Each executive officer also agreed not to use or disclose any confidential information of the Company for at least five years after the expiration of the original term or any additional term, even if the actual employment is terminated prior to such expiration. Finally, each executive officer also agreed that any invention he develops during his employment relating to the business of the Company will belong to the Company.

         Hans C. Kastensmith

         On June 1, 1999, Member-Link, the predecessor of I-trax Health Management Solutions, entered into an employment agreement with Hans C. Kastensmith, the Vice-Chairman, Founder and director of I-trax and Vice-Chairman and Founder of I-trax Health Management Solutions. The term of the agreement is three years ending on May 31, 2002. I-trax Health Management Solutions is bound by the agreement as a successor-in-interest to Member-Link. The agreement provides for an annual base salary of $175,000 and cash bonuses from time to time as the Company's Board of Directors may deem appropriate.

         The agreement prohibits Mr. Kastensmith from using or disclosing any of the Company's confidential information at any time in the future and he has agreed that any inventions he develops during his employment relating to the Company's business will become the Company's property. He is also prohibited from competing with the Company for a period of one year following the termination of the agreement, unless the resulting termination is due to the Company's breaching the agreement.

         Mr. Kastensmith may terminate the agreement at any time upon at least 60 days written notice.

         David C. McCormack

         On September 28, 2000 and effective as of January 1, 2000, I-trax Health Management Solutions entered into an employment agreement with David C. McCormack, the Chief Technology Officer of I-trax and of I-trax Health Management Solutions, for an initial term of three years ending on December 31, 2002. Thereafter, the employment agreement renews automatically for successive periods of one year, unless either party elects not to renew. The agreement provides for an annual base salary during the initial term of $125,000 and bonuses and option grants that may be approved by the Company's Board of Directors or its Compensation Committee from time to time.

         In the event the Company terminates Mr. McCormack's employment without cause at any time during his employment, the Company will pay Mr. McCormack severance, equal to one year's salary, payable over one year. In the event the employment agreement is terminated without cause, the executive officer will remain subject to the non-competition restrictions described below only so long as he is receiving severance payments.

         With the exception of the circumstance described above, Mr. McCormack agreed not to compete against the Company for a period of one year following the expiration of the original term or any renewal term, even if the actual employment is terminated prior to such expiration. Mr. McCormack also agreed not to use or disclose any confidential information of the Company for at least five years after the expiration of the original term or any additional term, even if the actual employment is terminated prior to such expiration. Mr. McCormack also agreed that any invention he develops during his employment relating to the business of the Company will be its sole and absolute property.

         Mr. McCormanck may terminate the agreement at any time upon at least 60 days written notice.

         Michael O'Connell, M.D.

         On November 29, 1999, I-trax Health Management Solutions entered into an employment agreement with Dr. Michael O'Connell, the Chief Medical Officer of I-trax and I-trax Health Management Solutions, for a period of three years ending on November 28, 2002. The agreement provides for an annual base salary of $85,000 and cash bonuses from time to time as the Company's Board of Directors may deem appropriate.

         Dr. O'Connell is also entitled to a sales bonus for sales of the Company's enterprise application systems for which he is determined to be primarily responsible. The bonus is equivalent to a commission of six percent (6%) of the revenue realized from such sales net of sales costs and expenses, gross receipts taxes, and capital cost recovery.

         The agreement prohibits Dr. O'Connell from using or disclosing any of the Company's confidential information at any time in the future and he has agreed that any inventions he develops during his employment relating to the business of the Company will become the Company's sole and absolute property. He is also prohibited from competing with the Company for a period of two years following the termination of the agreement, unless the resulting termination is due to the Company's breach of the agreement.

         Dr. O'Connell may terminate the agreement at any time upon at least 60 days written notice.

Change of Control Arrangements

         The Compensation Committee, as administrator of the Plan and the Company's 2000 Equity Compensation Plan, can provide for accelerated vesting of the shares of Common Stock subject to outstanding options in connection with certain changes in control of the Company.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of Common Stock and their transactions in Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed by them for the 2000 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except: (i) each member of the Board of Directors and executive officers of the Company effective as of May 3, 2000 filed a delinquent Form 3 required to be filed in connection with I-trax Health Management Solutions' Exchange Act registration statement on Form 10-SB; (ii) Frank A. Martin, an executive officer and a ten percent (10%) beneficial owner filed two delinquent Forms 4, the first reporting a purchase from I-trax Health Management Solutions of a convertible promissory note in an aggregate amount of $250,000 and an associated warrant and the second reporting the purchase from I-trax Health Management Solutions of 250,000 shares of Common Stock, (iii) Gary Reiss, an executive officer, filed two delinquent Forms 4, the first reporting a purchase from I-trax Health Management Solutions of a convertible promissory note in an aggregate amount of $250,000 and an associated warrant and the second reporting the purchase from I-trax Health Management Solutions of 250,000 shares of Common Stock, (iv) Yuri Rozenfeld, an executive officer, filed a delinquent Form 3; and
(v) William S. Wheeler, a director, filed a delinquent Form 4 reporting receipt of options.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

         In July 1999, I-trax Health Management Solutions issued and sold 1,000,000 shares of its common stock to each of Frank A. Martin, and Joseph E. Shamy and Greta Shamy, as tenants in common, at a per share price of $.10, for an aggregate cash consideration of $300,000 to raise working capital. Mr. Martin is the Chief Executive Officer of I-trax. Joseph E. Shamy and Greta Shamy are beneficial owners of more than five percent (5%) of outstanding Common Stock.

         In September 1999, I-trax Health Management Solutions issued to certain executive officers of Member-Link an aggregate of 2,000,000 shares, of which 1,000,000 shares were issued to Hans C. Kastensmith, the Vice-Chairman and Founder of I-trax and the Vice-Chairman and Founder of I-trax Health Management Solutions, as consideration for services rendered by Mr. Kastensmith in connection with a certain license agreement, a management services agreement and a technical services agreement between Member-Link and I-trax Health Management Solutions. The aggregate consideration deemed received by Mr. Kastensmith in this transaction was $125,000.

         Effective as of December 30, 1999, Member-Link merged with and into I-trax Health Management Solutions pursuant to a Merger Agreement dated as of December 14, 1999. In the merger, each of the 1,809,686 outstanding shares of common stock of Member-Link was converted into a right to receive 4.4207 shares of common stock of I-trax Health Management Solutions. 8,000,082 shares of common stock of I-trax Health Management Solutions were issued in the merger. At the time of the merger, Nantucket Healthcare Ventures I, L.P., an affiliate of Mr. Martin, the Chief Executive Officer of I-trax, and an affiliate of David R. Bock, a director of I-trax, held in the aggregate 486,168 shares of common stock of Member-Link, which shares were converted in the merger into 2,149,203 shares of common stock of I-trax Health Management Solutions. In addition, at the time of the merger, Hanks C. Kastensmith, the Vice-Chairman and Founder of I-trax, held an aggregate of 796,148 shares of common stock of Member-Link, which shares were converted in the merger into 3,519,534 shares of I-trax Health Management Solutions common stock.

         In February 2000, I-trax Health Management Solutions sold 1,800,000 shares of its common stock for an aggregate consideration of $1,800,000, in a series of closings pursuant to a private placement. Mr. Martin together with his wife and children purchased 125,000 of such shares for an aggregate purchase price of $125,000.

         Dr. Craig A. Jones, a director of I-trax, is the Director of the Division of Allergy & Immunology at the Los Angeles County and University of Southern California Medical Center, which is operated by the Los Angeles County Department of Health Services (DHS). The Los Angeles County DHS is purchasing an information system from the Company at an approximate cost of $100,000 to support implementation of a clinical disease management program. Dr. Jones is the director of that clinical program. In May 2000, the Company also entered into a verbal consulting agreement with Dr. Jones. Pursuant to the agreement, in addition to attending Board of Directors meeting, Dr. Jones assists I-trax with its product development efforts, attends trade shows on its behalf and originates business leads. Dr. Jones is compensated at a rate of $3,000 per month. These payments were suspended in November 2000.

         In May 2000, I-trax Health Management Solutions entered into a Consulting Agreement with Health Industry Investments, LLC, an affiliate of Philip D. Green, a director of I-trax. Pursuant to the Consulting Agreement, Health Industry agreed to perform certain services for I-trax and I-trax Health Management Solutions, which include arranging introductions with potential customers. In turn, Health Industry received the right to purchase 20,000 shares of common stock of I-trax Health Management Solutions at a purchase price of $2 per share. The beneficial owners of Health Industry exercised this right and purchased these shares in September 2000 pursuant to a private placement conducted by I-trax Health Management Solutions. In addition, Health Industry received options to acquire up to 80,000 shares of common stock of I-trax Health Management Solutions at an exercise price of $0.625 as compensation for performing services under the Consulting Agreement. The options vest in equal monthly installments over the one-year term of the Consulting Agreement. All options were accelerated in October 2000.

         From November 2000 through January 2001, I-trax and I-trax Health Management Solutions issued several convertible promissory notes with an aggregate face amount of $2,000,000. Of such total, $250,000 was loaned to the Company by Frank A. Martin, its Chief Executive Officer, $250,000 was loaned to the Company by Gary Reiss, its Chief Operating Officer, and $170,000 was loaned to the Company by Joseph E. Shamy and Greta Shamy, each a beneficial owners of more than five percent (5%) of outstanding Common Stock. The convertible promissory notes mature one year from the date of issuance and bear interest at 8% per annum or 12% per annum in an event of default of payments. The stock purchase warrants grant holders a right to purchase one share of Common Stock for each $1 in original principal amount of convertible promissory notes. The initial conversion price of the convertible promissory notes and the exercise price of the stock purchase warrants are $2 per share, subject, in each case, to full-ratchet anti-dilution adjustment in the event of a subsequent offering with an effective per share price of less than $2.

         Effective as of December 29, 2000, I-trax Health Management Solutions issued to each of Frank A. Martin, its Chief Executive Officer, and Gary Reiss, its Chief Operating Officer, 250,000 shares of common stock of I-trax Health Management Solutions at a per share purchase price of $2. The aggregate purchase price is payable pursuant to a Promissory Note and Pledge Agreement in the principal amount of $499,750. The principal amount of each Promissory Note and Pledge Agreement accrues interest a rate of 5.87% per annum. The principal and interest on each Promissory Note and Pledge Agreement is payable in five annual installments of principal and interest beginning on December 29, 2001. Furthermore, in the event these officers were performing their duties adequately and were accomplishing the Company's goals, the Company's Compensation Committee may waive and forgive any of the annual payments of principal and interest in lieu of granting such officers a cash bonus.

         To allow the Company to meet its February and March 2001 working capital requirements, Frank A. Martin, the Company's Chief Executive Officer, and Gary Reiss, the Company's Chief Operating Officer, advanced an aggregate of $475,000 to the Company. The Company and Messrs. Martin and Reiss have not yet agreed on repayment terms.

         On February 7, 2001, the Company completed its acquisition of iSummit Partners, LLC (d/b/a MyFamilyMD(TM)). In connection with this closing, the Company entered into a Registration Rights Agreement with the former owners of MyFamilyMD, including Dr. Stuart Ditchek and A. David Fishman, each a beneficial owner of more than five percent (5%) of outstanding Common Stock. The Registration Rights Agreement grants the former owners of MyFamilyMD the right to require the Company to register the shares of Common Stock issued to the former owners of MyFamilyMD in the acquisition in the event the Company elects to register any of its Common Stock for its own account.

         The Certificate of Incorporation limits the liability of the Company's directors for monetary damages arising from a breach of their fiduciary duty as directors, except for any breach of the director's duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit and as otherwise required by Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors consists entirely of non-employee directors, and its primary function is to make recommendations to the Board of Directors concerning executive compensation, option grants pursuant to the Plan and the Company's 2000 Equity Compensation Plan and other benefit policies for the Company.

         The Committee believes that the most effective compensation program is one that provides executives competitive base salaries and incentives to achieve both current and long-term strategic business goals of the Company.

The Company's executive compensation programs are designed to:

     o Align the interests of executive officers with the long-term interests of the Company's stockholders.

     o Motivate and challenge executive officers to achieve both annual and long-term strategic business goals.

     o Support an environment that rewards executive officers based upon corporate and individual performance and results.

     o Attract and retain executive officers critical to the long-term success of the Company.

         In 2000, the basic components of executive officer compensation consisted of base salary and long-term incentives in the form of stock options. Although the Compensation Committee believes that cash bonuses are typically appropriate to meet the goals discussed above, the Committee believed that the Company's performance in 2000 did not merit such cash bonuses. The executive officers also participate in employee benefit plans available generally to the Company's employees.

         Base Salary. Technology companies face intense competition for qualified employees, and the Committee believes it is important that the Company's executive officer compensation levels be competitive with other technology companies. The Committee reviewed the compensation of its executives in comparison with other publicly traded technology companies and targeted base salary levels to be consistent with comparable positions at these companies.

         Long-Term Incentives in Form of Stock Options. The Committee believes that significant management ownership of the Company's stock effectively motivates the building of stockholder wealth and aligns the interests of management with those of the Company's stockholders. During calendar year 2000, the Company's executive officers received option grants totaling 1,100,000 shares under the terms of the Company's 2000 Equity Compensation Plan and option grants totaling 350,000 outside of the Company's 2000 Equity Compensation Plan. All such options were granted at per share exercise prices equal to the fair market value of the underlying Common Stock on the date of grant.

         In addition, Messrs. Martin and Reiss, the Chief Executive Officer and Chief Operating Officer of the Company, respectively, were each permitted to purchase 250,000 shares of common stock of I-trax Health Management Solutions at a per share purchase price of $2.00. The aggregate purchase price is payable pursuant to a Promissory Note and Pledge Agreement in the principal amount of $499,750. The principal amount of each Promissory Note and Pledge Agreement accrues interest a rate of 5.87% per annum. The principal and interest on each Promissory Note and Pledge Agreement is payable in five annual installments of principal and interest beginning on December 29, 2001. Furthermore, in the event these officers were performing their duties adequately and were accomplishing the Company's goals, the Company's Compensation Committee may waive and forgive any of the annual payments of principal and interest in lieu of granting to such officers a cash bonus.

         Chief Executive Officer Compensation. The compensation plan for Mr. Martin for 2000 contained the same elements and operated in the same manner as the compensation plan described above for the other executive officers. The Committee believes that Mr. Martin's total 2000 compensation was appropriate in light of his importance to the achievement of the Company's goals.

         During 2000, Mr. Martin was granted options to acquire 350,000 shares of Common Stock at $2 per share, the fair market value of such stock on the date of grant. In addition, Mr. Martin purchased an aggregate of 250,000 shares from the Company pursuant to a Promissory Note and Pledge Agreement. Mr. Martin is a significant stockholder of the Company and has advanced to the Company a significant sum for working capital requirements. The Committee believes that Mr. Martin's interests align directly with the Company's stockholders. To the extent his performance translates into an increased value of Common Stock, all stockholders will benefit.

         Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly-held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1,000,000 per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company's executive officers for 2000 did not exceed the $1,000,000 limit per officer, and the Committee does not anticipate that the non-performance-based compensation to be paid the Company's executive officers in the foreseeable future will exceed that limit.

                         Members of the Compensation Committee
                         David R. Bock
                         Craig Jones, M.D.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee was formed in February 2000, and the members of the Compensation Committee are Dr. Jones and Mr. Bock. Neither of these individuals was at any time during fiscal 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors during 2000 developed an updated charter for the Committee, which was approved by the full Board. The complete text of the new charter is reproduced in Exhibit A to this Proxy Statement.

         The Audit Committee of the Board of Directors recommends to the Board the accounting firm to be retained to audit the Company's financial statements and, once retained, consults with and reviews recommendations made by the accounting firm with respect to financial statements, financial records, and financial controls of the Company.

         Accordingly, the Audit Committee has (a) reviewed and discussed the audited financial statements with management; (b) discussed with PricewaterhouseCoopers, LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); (c) received the written disclosures and the letter from PricewaterhouseCoopers, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (d) discussed with PricewaterhouseCoopers, LLP its independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee also discussed with PricewaterhouseCoopers, LLP the overall scope and plans for its audit. The Audit Committee met with management and PricewaterhouseCoopers, LLP to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.

         This report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other I-trax or I-trax Health Management Solutions filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that I-trax specifically incorporates this report by reference therein.

                          Members of the Audit Committee
                          William S. Wheeler, Chairman
                          David R. Bock
                          John R. Palumbo

                                   FORM 10-KSB

         The Company will mail without charge, upon written request, a copy of the Company's Form 10-KSB Report for fiscal year ended December 31, 2000, including its financial statements. Requests should be sent to I-trax, Inc., One Logan Square, Suite 2615, 130 N. 18th Street, Philadelphia, Pennsylvania 19103,
Attn: Investor Relations.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for presentation at the Company's 2002 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Company at its offices at One Logan Square, Suite 2615, 130 N. 18th Street, Philadelphia, Pennsylvania 19103, Attn: Gary Reiss, not later than January 22, 2002. Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Company at the aforementioned address not later than January 22, 2002. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the Securities and Exchange Commission.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                    EXHIBIT A

                                  I-TRAX, INC.

                             Audit Committee Charter

Role

         The Audit Committee of the Board of Directors shall be responsible to the Board of Directors for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company and shall perform such other duties as may be directed by the Board. The Committee shall maintain free and open communication with the Company's independent auditors and management of the Company and shall meet in executive session at least annually. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

Membership and Independence

         The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the American Stock Exchange's listing standards applicable to companies with securities traded on The American Stock Exchange.
The Chairperson of the Audit Committee, who shall be appointed by the Board of Directors, shall be responsible for leadership of the Committee, including preparing agendas for and presiding over meetings, making Committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the Chief Executive Officer and Chief Financial Officer of the Company and the lead independent audit partner.

Responsibilities

         Internal Control

          o Discuss with management and the independent auditors the quality and adequacy of the Company's computer systems (and their security), internal accounting controls and personnel.

          o    Review  with  the   independent   auditors  and   management  any
               management   letter  issued  by  the  independent   auditors  and
               management's responses thereto.

         Financial Reporting

          o Keep informed of important new pronouncements from the accounting profession and other regulatory bodies, as well as other significant accounting and reporting issues, that may have an impact on the Company's accounting policies and/or financial statements.

          o Review the audited financial statements and management's discussion and analysis of financial condition and results of operations ("MD&A") and discuss them with management and the independent auditors. These discussions shall include consideration of the quality of the Company's accounting policies and principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgment areas, review of audit adjustments, whether or not recorded, and such other inquiries as may be appropriate. Based on the review, the Committee shall make a recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-KSB.

         External Audit

          o Review the performance of the independent auditors and recommend to the Board the independent auditors to be engaged to audit the financial statements of the Company and, if appropriate, the termination of that relationship. In doing so, the Committee will request from the auditors a written affirmation that the auditors are independent, discuss with the auditors any relationships that may impact the auditors' independence (including non-audit services), and recommend to the Board any actions necessary to oversee the auditors' independence.

          o Oversee the independent auditors relationship by discussing with the independent auditors the nature, scope and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on appropriate matters.

         Reporting to Board of Directors

          o Report Audit Committee activities to the full Board and issue annually a report (including appropriate oversight conclusions) to be included in the Company's proxy statement for its annual meeting of shareholders.

          o Review the Audit Committee Charter with the Board of Directors annually.

                                    EXHIBIT B


                            CERTIFICATE OF AMENDMENT


                                       TO


                          CERTIFICATE OF INCORPORATION


                                       OF


                                  I-TRAX, INC.


         I-trax, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),


         DOES HEREBY CERTIFY:


         FIRST: That the Board of Directors adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of said Corporation and declaring said amendment advisable and directing that said amendment be submitted to the stockholders of said Corporation entitled to vote in respect thereof for their approval. The resolution setting forth said amendment is as follows:


                  RESOLVED,   that  the  Certificate  of  Incorporation  of  the
         Corporation be amended by replacing the first sentence of the FOURTH Article thereof so that such sentence shall be and read as follows:


                           "The  total  number  of  shares  of stock  which  the
                  Corporation shall have authority to issue is 102 million shares, of which (i) 100,000,000 shares are designated as Common Stock, $0.001 par value per share, and (ii) 2,000,000 shares are designated as Preferred Stock, $0.001 par value per share."


         SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.


         THIRD: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by obtaining a vote of at least fifty percent (50%) of the Common Stock in favor of said amendment in the manner set forth in Section 222 of the General Corporation Law.


         IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the Chief Executive Officer and the Secretary of the Corporation this____ day of __________, 2001.




                                          I-TRAX, INC.



                                          By:______________________________
                                              Frank A. Martin
                                              Chief Executive Officer
Attest:


--------------------------------
Gary Reiss, Secretary

                                  I-TRAX, INC.
                          2001 EQUITY COMPENSATION PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

I.       PURPOSE OF THE PLAN

         This 2001 Equity Compensation Plan is intended to promote the interests of I-trax, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.      STRUCTURE OF THE PLAN

         A. The Plan shall be divided into the separate equity incentive programs described in items 1, 2 and 3 below, and, upon the direction of the Board, into the separate equity incentive program described in item 4 below:

              1. the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

              2. the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in special options,

              3. the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

              4. when implemented by the Board, the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

         B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

         C. This Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any awards under this Plan.

III.     ADMINISTRATION OF THE PLAN

         A. The  following  provisions  shall govern the  administration  of the
Plan:

              1. The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and Covered Employees, but may delegate such authority in whole or in part to the Primary Committee.

              2. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary
Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

              3. The Board (or Primary Committee) shall select the Section 16 Insiders and Covered Employees and other highly compensated Employees eligible to participate in the Salary Investment Option Grant Program. However, all option grants under the Salary Investment Option Grant Program shall be made in accordance with the terms of that program and the Primary Committee shall not exercise any administrative discretion with respect to option grants made under the program.

              4. If and when activated by the Board, administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program.

         B.   Each  Plan   Administrator   shall,   within   the  scope  of  its
administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

              1. to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

              2. to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

              3. to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

              4. to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

         C. All decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

         D. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

         E. Notwithstanding any of the foregoing provisions of this Section III to the contrary, each Plan Administrator that has the authority to administer any equity program under the Plan with respect to Section 16 Insiders and Covered Employees shall consist solely of two or more individuals who are both "outside directors" as defined under Section 162(m) of the Code and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the 1934 Act.

         F. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee (whether or not an actual Board member) shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

IV.      ELIGIBILITY

         A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

              1. Employees,

              2. non-employee members of the Board or of the board of directors of any Parent or Subsidiary, and

              3. consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

         B. Only Employees who are Section 16 Insiders and Covered Employees or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

         C. Only non-employee Board members shall be eligible to participate in the Automatic Option Grant Program.

V.       STOCK SUBJECT TO THE PLAN

         A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed Five Million (5,000,000) shares.

         B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January of each calendar year during the term of the Plan, beginning with the 2002 calendar year, by an amount equal to three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall such annual increase exceed One Million (1,000,000) shares.

         C. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than Four Hundred Thousand (400,000) shares of Common Stock in the aggregate per calendar year.

         D. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid for with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

         E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities by which the share reserve is to increase each calendar year pursuant to the automatic share increase provisions of the Plan, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iv) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

VI.      LIMITATIONS ON ISSUANCE OR TRANSFER OF SHARES.

         A. No Common Stock shall be issued or transferred in connection with any award hereunder unless and until all legal requirements applicable to the issuance or transfer of such Common Stock have been complied with to the satisfaction of the Plan Administrator. The Plan Administrator shall have the right to condition any award made to any Optionee or Participant hereunder on such Optionee's or Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Common Stock as the Plan Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Common Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         B. If based upon the opinion of counsel to the Corporation, the Plan Administrator determines that the exercise of any options would violate any applicable provision of (a) state or federal securities law or (b) the listing requirements of any securities exchange registered under the 1934 Act on which are listed any of the Corporation's equity securities, then the Plan Administrator may postpone any such exercise; provided, however, that the Corporation shall use its best efforts to cause such exercise to comply with all such provisions at the earliest practicable date.

         C. With respect to Section 16 Insiders and Covered Employees of the Corporation, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Plan
Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board and the Plan Administrator.

         D. If so requested by the Corporation or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Corporation under the Securities Act of 1933, as amended (the "Securities Act"), an Optionee or Participant (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Corporation during the 180-day period following the effective date of a registration statement of the Corporation filed under the Securities Act (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Corporation) (the "Market Standoff Period"). Such restriction shall apply to any registration statement of the Corporation to become effective under the Securities Act that includes securities to be sold on behalf of the Corporation to the public in an underwritten public offering under the Securities Act. The Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.       OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

         A. Exercise Price.

         The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

         The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Six and the documents evidencing the option, be payable in one or more of the following forms:

              1. in cash or check made payable to the Corporation;

              2. shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

              3. to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

         Except to the extent the sale and  remittance  procedure  described  in item 3, above, is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

         C. Loans and Guarantees. The Plan Administrator may, in its discretion,

              1. allow an Optionee in the Discretionary Option Grant Program to defer (at no less than reasonable commercial rates) payment to the Corporation of all or any portion of (a) the exercise price of an option, or (b) any taxes associated with a benefit hereunder which is not a cash benefit at the time such benefit is so taxable, or

              2. cause the Corporation to guarantee a loan from a third party to the Optionee in the Discretionary Option Grant Program, in an amount equal to all or any portion of such exercise price or any related taxes.

         Any such payment deferral or guarantee by the Corporation pursuant to this Section I.C. shall be, on a secured or unsecured basis, for such periods, at commercial interest rates, and on such other terms and conditions as the Plan Administrator may determine. Notwithstanding the foregoing, a Optionee shall not be entitled to defer the payment of such exercise price or any related taxes unless the Optionee (a) enters into a binding obligation to pay the portion of the exercise price or any related taxes which are deferred and (b) pays upon exercise of an option a minimum amount, with respect to all shares of Common Stock to be then issued, equal to the amount determined by the Plan Administrator to be capital within the meaning of Section 154 of the Delaware General Corporation Law. If the Plan Administrator has permitted a payment deferral or caused the Corporation to guarantee a loan pursuant to this Section I.C., then the Plan Administrator may, in its discretion, require the immediate payment of such deferred amount or the immediate release of such guarantee in the event the Optionee sells or otherwise transfers the Optionee's shares of Common Stock purchased pursuant to such deferral or guarantee.

D.       Cessation of Service.

         The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

              1. Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

              2. Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

              3. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

              4. Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

         The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

              1. to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

              2. to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

         E. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         F. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

         G. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of inheritance following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part without consideration during the Optionee's lifetime to one or more members of the Optionee's immediate family, or to others, including but not limited to, a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest, an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members, or an entity, acceptable to the Plan Administrator, with which the Optionee has a business relationship. Non-Statutory Options may also be transferred, to the extent permitted by the Plan Administrator, pursuant to a domestic relations order (as defined under section 414(p) of the Code). Each such transfer must also be consistent with applicable securities laws. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment which shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate and each assignee shall agree to be legally bound by such terms.

         Notwithstanding the foregoing, the Optionee may also designate one or more persons as the Beneficiary or Beneficiaries of his or her outstanding options, and those options shall, in accordance with such designation, automatically be transferred to such Beneficiary or Beneficiaries upon the Optionee's death while holding those options and upon furnishing proof satisfactory to the Corporation of the Beneficiary's or Beneficiaries' right to receive the options. Such Beneficiary or Beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee's death.

II.      INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One and Two shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

         A. Eligibility. Incentive Options may only be granted to Employees.

         B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

         C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

         D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

III.     CONSEQUENCES OF A CHANGE IN CONTROL

         A. Upon a Change in Control the Plan Administrator, subject to Section III.B., below, shall have the full discretion to do any or all of the following with respect to the outstanding options granted under the Discretionary Option Grant Program:

              1. to provide that the outstanding options shall accelerate and become fully exercisable, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock;

              2. to provide that one or more of the Corporation's repurchase rights provided in accordance with Section I.F., above, shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued;

              3. where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation) to provide that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options granted by, the surviving corporation;

              4. subject to Section III.B. below, to require that Optionees surrender their outstanding options in exchange for a payment by the Corporation, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Optionee's unexercised options exceeds the exercise price of the options;

              5. after giving Optionees an opportunity to exercise their outstanding options, to terminate any or all unexercised options at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date specified by the Plan Administrator; or

              6. to take any other action that the Plan Administrator shall determine to pursue.

         B. Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control, the Plan Administrator shall not have the right to take any actions described in the Plan that would make the Change in Control ineligible for pooling of interest accounting treatment or that would make the Change in Control ineligible for desired tax treatment if, in the absence of such right, the Change in Control would qualify for such treatment and the Corporation intends to use such treatment with respect to the Change in Control.

         C. Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

         D. The Plan Administrator may at any time provide that one or more options will automatically accelerate upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

         E. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

IV.      STOCK APPRECIATION RIGHTS

         The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

V.       SUBSTITUTED OPTIONS

         If the Plan Administrator cancels, with the consent of an Optionee, any option granted under the Plan, and a new option is substituted therefor, then the Plan Administrator may, in its discretion, provide that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising or disposing of the new substituted option under Section I.B., above, so that the Optionee may exercise or dispose of the substituted option at the same time as if the Optionee had held the substituted option since the grant date of the canceled option; provided, however, that no Optionee who for purposes of Section 16 of the 1934 Act is treated as an officer, director or 10% Stockholder of the Corporation may dispose of a substituted exchange option within less than six months after the grant date (calculated without reference to this Section V).

                                  ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

I.       OPTION GRANTS

         The Primary Committee may implement the Salary Investment Option Grant Program for one or more calendar years beginning after the Plan Effective Date and select the Section 16 Insiders and Covered Employees and other highly compensated Employees who shall be eligible to participate in the Salary
Investment Option Grant Program for each such calendar year. Each selected individual who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by an amount not less than Five Thousand Dollars ($5,000) (or such lesser amount as the Plan Administrator may determine) nor more than Fifty Thousand Dollars ($50,000) (or such lesser amount as the Plan Administrator may determine). Each individual who files such a timely election shall be granted an option under the Salary Investment Grant Program on the first trading day in January for the calendar year for which the salary reduction is to be in effect.

II.      OPTION TERMS

         Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

         A. Exercise Price.

              1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

              2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the dollar amount of the approved reduction in the Optionee's base salary for the calendar year, and

                           B is the Fair Market Value per share of Common Stock on the option grant date.

         C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

         D. Cessation of Service. Each option outstanding at the time of the Optionee's cessation of Service shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period following the Optionee's cessation of Service. To the extent the option is held by the Optionee at the time of his or her death, the option may be exercised by his or her Beneficiary. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.     CHANGE IN CONTROL

         A. In the event of any Change in Control while an Optionee remains in Service holding an outstanding option granted under the Salary Investment Option Grant Program, the Plan Administrator shall have the full discretion to do any or all of the following:

              1. to provide that each such outstanding option shall, immediately prior to the effective date of the Change in Control, accelerate and become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock;

              2. to provide that one or more of the Corporation's repurchase rights provided in accordance with Section I.F., above, shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued;

              3. where the Corporation is not the surviving corporation (or survives only as a subsidiary of another corporation) to provide that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options granted by, the surviving corporation;

              4. subject to Section III.B. of Article Two, above, to require that Optionees surrender their outstanding options in exchange for a payment by the Corporation, in cash or Common Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Common Stock subject to the Optionee's unexercised options exceeds the exercise price of the options;

              5. after giving Optionees an opportunity to exercise their outstanding options, to terminate any or all unexercised options at such time as the Plan Administrator deems appropriate. Such surrender or termination shall take place as of the date specified by the Plan Administrator; or

              6. to take any other action that the Plan Administrator shall determine to pursue.

         B. Each option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control.

         C. Each option described in Section III.A., above, which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the actual holders of the Corporation's outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of the outstanding options, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

IV.      REMAINING TERMS

         The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for options granted under the Discretionary Option Grant Program.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

I.       STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

         A. Purchase Price.

              1. The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issue date.

              2. Subject to the provisions of Section II of Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i) cash or check made payable to the Corporation, or

                  (ii) past services  rendered to the Corporation (or any Parent or Subsidiary).

         B. Vesting/Issuance Provisions.

              1. The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

              2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

              3. The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

              4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

              5. The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

              6. Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

II.      CHANGE IN CONTROL

         A. In the event of any Change in Control, the Plan Administrator shall have the full discretion to do any or all of the following with respect to the Corporation's outstanding repurchase rights applicable to shares of Common Stock issued under the Stock Issuance Program:

              1. to provide that all such outstanding repurchase rights shall terminate and all the shares of Common Stock subject to those terminated rights shall immediately vest in full except to the extent that such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued;

              2. to assign the repurchase rights to the successor corporation (or parent thereof) or otherwise to continue such rights in full force and effect pursuant to the terms of the Change in Control; or

              3. to take any other action that the Plan Administrator shall determine to pursue.

         B. The Plan Administrator may at any time provide for the automatic termination of one or more of the Corporation's outstanding repurchase rights applicable to the shares described in Section II.A., above, and the immediate vesting of the shares of Common Stock subject to those terminated rights upon an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

III.     SHARE ESCROW/LEGENDS

         Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.      SECTION 83(b) ELECTION

         Provided that the Plan Administrator shall not have prohibited the Participant from making the following election, if a Participant shall, in connection with any grant of share right awards make the election permitted under section 83(b) of the Code (i.e., an election to include in such Participant's gross income in the year of transfer the amounts specified in section 83(b) of the Code), such Participant shall notify the Plan Administrator of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of section 83(b) of the Code.

V.       FINANCING

         The Plan Administrator in its sole discretion, may permit any Participant to pay the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator, in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate purchase price payable for the purchased shares (less the amount determined by the Plan Administrator with respect to the purchased shares to be capital within the meaning of Section 154 of the Delaware General Corporation Law) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the or share purchase.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM



I.       OPTION TERMS

         A. Grant Dates. The Board may implement the Automatic Option Grant Program as of the first day of any month beginning after the Plan Effective Date. Upon such implementation of the Program (the "Program Effective Date"), options shall be granted on the dates specified below:

              1. Each individual who is serving as a non-employee Board member on the Program Effective Date and each individual who is first elected or appointed as a non-employee Board member at any time after the Program Effective Date shall automatically be granted, on the Program Effective Date or on the date of such initial election or appointment, as appropriate, a Non-Statutory Option to purchase Twenty Five Thousand (25,000) shares of Common Stock, (or any lesser amount determined by the Board), provided that individual has not previously been in the employ of the Corporation (or any Parent or Subsidiary).

              2. On the date of each Annual Stockholders Meeting beginning with the 2002 Annual Stockholder Meeting, each individual who is to continue to serve as a non-employee Board member shall automatically be granted a Non-Statutory Option to purchase Five Thousand (5,000) shares of Common Stock, (or any lesser amount determined by the Board), provided that individual has served as a non-employee Board member for at least six (6) months.

         B. Exercise Price.

              1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

              2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

         D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any unvested shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 25,000-share option shall vest, and the Corporation's repurchase right shall lapse, in a series of three
(3) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual 5,000-share option shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of three (3) years of Board service measured from the option grant date.

         E. Cessation of Board Service. The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Board service:

              1. Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

              2. Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

              3. Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

              4. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve
(12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

II.      REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for options granted under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS

I.       NO IMPAIRMENT OF AUTHORITY

         Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

II.      TAX WITHHOLDING

         A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

         B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

              1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

              2. Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

III.     EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan shall become effective immediately upon the Plan Effective Date. However, the Salary Investment Option Grant and Automatic Option Grant Programs shall not be implemented until such time as the Plan Administrator and the Board, respectively, may deem appropriate. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

         B. The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

         C. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Corporation and its successors and assigns.

IV.      AMENDMENT OF THE PLAN

         A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

         B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Investment Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.       USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.      REGULATORY APPROVALS/LEGAL COMPLIANCE

         A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market or the Nasdaq Small Cap Market, if applicable) on which Common Stock is then listed for trading.

         C. With respect to persons subject to section 16 of the 1934 Act, it is the intent of the Corporation that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the 1934 Act. In addition, it is the intent of the Corporation that the Plan and the options and stock issuances awarded under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the 1934 Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the 1934 Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Plan Administrator may revoke any option or stock issuance if it is contrary to law or modify an award to bring it into compliance with any valid and mandatory government regulation.

VII.     NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon an Optionee or a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

VIII.    CORPORATE TRANSACTIONS

         Nothing contained in this Plan shall be construed to (i) limit the right of the Plan Administrator to make awards under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including awards to employees thereof who become Employees or for other proper corporate purposes, or (ii) limit the right of the Corporation to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Plan Administrator may make an award to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Corporation (or any Parent or Subsidiary) in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Corporation shall prescribe the provisions of the substitute grants.

IX.      GOVERNING LAW

         The validity, construction, interpretation and effect of the Plan and of the documents and other instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

X.       NATURE OF PAYMENTS

         Any and all grants of options, payments of cash, or deliveries of shares of Common Stock hereunder shall constitute special incentive payments to the Optionees and Participants and shall not be taken into account in computing the amount of salary or compensation of the Optionees and Participants for the purposes of determining any pension, retirement, death or other benefits under any pension, retirement, profit-sharing, bonus, life insurance or other employee benefit plan of the Corporation (or any Parent or Subsidiary) or any agreement between the Corporation (or any Parent or Subsidiary), on the one hand, and the Optionee or Participant, on the other hand, except as such plan or agreement shall otherwise expressly provide.

XI.       NON-UNIFORM DETERMINATIONS

         The Plan Administrator's determinations under the Plan need not be uniform and may be made by the Plan Administrator's selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated).

XII.     NO FRACTIONAL SHARES

         No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

XIII.    HEADINGS

         Article and Section headings are for reference only. In the event of a conflict between a heading and the content of an Article or a Section, the content of the respective Article or Section shall control.

                                    APPENDIX

The following definitions shall be in effect under the Plan:

         A. Automatic Option Grant Program shall mean the automatic option grant program, if any, in effect under the Plan.

         B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of inheritance.

         C. Board shall mean the Corporation's Board of Directors.

         D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

              1. Any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) (other than persons who are stockholders on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing more than 50% of the voting power of the then outstanding securities of the Corporation; provided that a Change in Control shall not be deemed to occur as a result of a change of ownership resulting from the death of a stockholder and a Change in Control shall not be deemed to occur as a result of a transaction in which the Corporation becomes a subsidiary of another corporation and in which the stockholders of the Corporation, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); or

              2. The stockholders of the Corporation approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Corporation with another corporation where the stockholders of the Corporation, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, or (iii) a liquidation or dissolution of the Corporation.

         E. Code shall mean the Internal Revenue Code of 1986, as amended.

         F. Common Stock shall mean the Corporation's common stock.

         G. Corporation shall mean I-trax, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of I-trax, Inc. which shall by appropriate action adopt the Plan.

         H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

         I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, including without limitation officers and members of the Board.

         J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

              1. If the Common Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Common Stock is a Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Common Stock is not principally traded on such exchange or market, the last reported highest "bid" price of Common Stock on the relevant date, as reported by the OTC Bulletin Board, the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Plan Administrator determines.

              2. If the Common Stock is not publicly traded or, if publicly traded, the Plan Administrator determines that the number of shares of the Common Stock traded on a given day, the last reported sale price thereof, or, if applicable, the highest "bid" quotation as set forth above are not indicative of the fair market value of the Common Stock, the Fair Market Value per share shall be as determined by the Plan Administrator.

         L.  Incentive  Option  shall  mean  an  option,   which  satisfies  the
requirements of Code Section 422.

         M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

              1. such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

              2. such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         N. Misconduct shall mean, except to the extent specified otherwise by the Plan Administrator, a finding by the Plan Administrator that the Optionee
(i) has breached his or her employment or service contract with the Corporation,
(ii) has engaged in disloyalty to the Corporation, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, (iii) has disclosed trade secrets or confidential information of the Corporation to persons not entitled to receive such information or (iv) has engaged in such other behavior detrimental to the interests of the Corporation as the Plan Administrator determines.

         O. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         Q. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date an option is surrendered to the Corporation.

         R. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Investment Option Grant or Automatic Option Grant Program.

         S. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the

Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         T. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         U. Permanent Disability or Permanently Disabled shall mean an Optionee's or a Participant's becoming disabled within the meaning of Code section 22 (e)(3). However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         V. Plan shall mean the Corporation's 2001 Equity Compensation Plan, as set forth in this document.

         W. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

         X. Plan Effective Date shall mean March 20, 2001, the date on which the Plan was adopted by the Board.

         Y. Primary Committee shall mean the committee of two (2) or more non-employee Board members, as defined under Rule 16b-3 under the 1934 Act, who are also "outside directors", as defined under section 162(m) of the Code and who are appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and Covered Employees and to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

         Z. Salary Investment Option Grant Program shall mean the salary investment grant program, if any, in effect under the Plan.

         AA. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders and Covered Employees.

         BB. Section 16 Insider and Covered Employee shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of
Section 16 of the 1934 Act and to the extent not covered by such statutory provision, an officer who is subject to the cap on deductible remuneration under section 162(m)(3) of the Code.

         CC. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         DD. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         EE. Stock Issuance Program shall mean the stock issuance program, if any, in effect under the Plan.

         FF. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         GG. 10% Stockholder shall mean the owner of stock (as determined under Code section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         HH. Withholding Taxes shall mean the minimum applicable Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

PROXY                              I-TRAX, INC.                         PROXY
    One Logan Square, Suite 2615, 130 N. 18th Street, Philadelphia, PA 19103

   This Proxy is Solicited on Behalf of the Board of Directors of I-trax, Inc.
         for the Annual Meeting of Stockholders to be held May 21, 2001

         The undersigned holder of Common Stock, par value $.001, of I-trax, Inc. (the "Company") hereby appoints Frank A. Martin and Gary Reiss, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, May 21, 2001 at 10:00 a.m. local time, at 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE DESIGNATED PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                                  I-TRAX, INC.

       Please mark votes as in this example [X]

1.  To elect the following directors      Nominees: David R. Bock, Philip D.     FOR    AGAINST     /  / For all nominees, except
    to serve for a term ending upon       Green, Michael M.E. Johns, M.D.,      /  /     /  /            for nominees written below.
    the 2002 Annual Meeting of            Craig Jones, M.D., Hans C.                                     Nominee exception(s).
    Stockholders or until their           Kastensmith, Frank A. Martin, John
    successors are elected and            R. Palumbo and William S. Wheeler
    qualified:



                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


2.  To approve the amendment to the Company's Certificate of Incorporation     FOR      AGAINST          ABSTAIN
    as set forth in the accompanying Proxy Statement.                          /  /     /  /             /  /


3.  To adopt the Company's 2001 Equity Compensation Plan as set forth in the   FOR      AGAINST          ABSTAIN
    accompanying Proxy Statement.                                              /  /     /  /             /  /


4.  To ratify the appointment of PricewaterhouseCoopers, LLP as the            FOR      AGAINST          ABSTAIN
    Company's independent auditors for the fiscal year ending December 31,     /  /     /  /             /  /
    2001.


         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

         The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.


_________________________________________
Signature:


_________________________________________
Signature (if held jointly):

Date: ____________, 2001



When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, guardian, custodian, corporate official or in any other fiduciary or representative capacity, please give your full title as such.

Please sign your name exactly as it appears on this proxy, and mark, date and return this proxy as soon as possible in the enclosed envelope.